                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                              ------------------

                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)   December 15, 1997
                                                --------------------

The Money Store Inc. (as Representative under a Pooling and Servicing Agreement dated as of August 31, 1997 providing for the issuance of TMS SBA Loan-Backed Adjustable Rate Certificates, Series 1997-1, Class A and Class B), The Money Store Investment Corporation, The Money Store Commercial Mortgage Inc. and The Money Store of New York, Inc.



                             The Money Store, Inc.
        ---------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)



New Jersey               333-20817                    Applied For
---------------         -----------                  -------------
State or other          (Commission                  (IRS Employer
jurisdiction of         File Number)                 ID Number)
incorporation)


2840 Morris Avenue, Union, New Jersey                   07083
-------------------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:               908-686-2000
                                   ------------

                                  n/a
-------------------------------------------------------------
(Former name or former address, if changed since last report)

        Item 5      Other Events
                    ------------

        Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the December 15, 1997 Remittance Date.

                              SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                        THE MONEY STORE INC.
                                        THE MONEY STORE INVESTMENT CORPORATION
                                        THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                        THE MONEY STORE OF NEW YORK INC.




                                               By: \S\ Harry Puglisi
                                               ---------------------------
                                                   Name:  Harry Puglisi
                                                   Title:  Treasurer


Dated: December 31, 1997

                                  SERVICER'S  CERTIFICATE


IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING
AGREEMENT DATED AS OF AUGUST 31, 1997, THE MONEY STORE INVESTMENT
CORPORATION REPORTS THE FOLLOWING INFORMATION PERTAINING SERIES
1997-1 FOR THE DECEMBER 10, 1997 DETERMINATION DATE                SERIES 1997-1


1.  AVAILABLE FUNDS                                                  $3,621,022.18


2.  (A)  AGGREGATE CLASS A CERTIFICATE
            PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH        129,721,324.96

    (B)  AGGREGATE CLASS B CERTIFICATE
            PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH          9,763,970.70

    (C)  AGGREGATE POOL PRINCIPAL BALANCE
            AS REPORTED IN THE PRIOR MONTH                          123,560,379.87

3.  PRINCIPAL PREPAYMENTS RECEIVED DURING
     DUE PERIOD
     (A)  NUMBER OF ACCOUNTS                                                     1

     (B)  DOLLARS                                                        18,549.05


4.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
     BY CURTAILMENTS RECEIVED DURING THE DUE PERIOD                       1,722.46


5.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED
     BY ALL EXCESS AND MONTHLY PAYMENTS IN RESPECT OF
     PRINCIPAL RECEIVED DURING THE DUE PERIOD                           224,493.99


6.  AGGREGATE AMOUNT OF INTEREST RECEIVED NET OF THE FTA's
     FEE, PREMIUM PROTECTION FEE, ADDITIONAL FEE AND PORTION
     PAYABLE TO REGISTERED HOLDERS                                    1,244,618.75


7.  (A)  AMOUNT OF MONTHLY ADVANCE                                            0.00

    (B)  AMOUNT OF COMPENSATING INTEREST                                     80.73

8.  DELINQUENCY AND FORECOLOSURE INFORMATION
        (SEE EXHIBIT K)

9.  PRODUCT OF THE UNGUARANTEED PERCENTAGE MULTIPLIED BY
     REALIZED LOSSES ON A LIQUIDATED  LOAN                                                   0.00


10.  (A)  CLASS A INTEREST DISTRIBUTION  AMOUNT:
          (i)   ACCRUED INTEREST                                        675,631.80
          (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                     REMITTANCE  DATE  PLUS  INTEREST                         0.00
          (iii)  CLASS A INTEREST DISTRIBUTION AMOUNT
                     ADJUSTMENT                                            (380.49)
        ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                  675,251.31
                                                                                       5.18626198
       (B)  CLASS B INTEREST DISTRIBUTION  AMOUNT:
            (i)   ACCRUED INTEREST                                       54,759.60
            (ii)  SHORTFALL, IF ANY, ON A PRECEDING
                     REMITTANCE  DATE  PLUS  INTEREST                         0.00
            (iii)  CLASS B INTEREST DISTRIBUTION AMOUNT
                     ADJUSTMENT                                             (30.84)
        ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                   54,728.76
                                                                                       5.58456735
      (C)  CLASS A PRINCIPAL DISTRIBUTION  AMOUNT:
           (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                     AND OTHER RECOVERIES OF PRINCIPAL                  227,631.92
           (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                     INTEREST PURCHASED FOR BREACH OF
                     WARRANTY AND RECEIVED BY THE TRUSTEE                     0.00
           (iii)  SUBSTITUTION  ADJUSTMENTS                                   0.00
           (iv)  UNGUARANTEED PERCENTAGE OF
                     LOSSES THAT WERE LIQUIDATED                              0.00
           (v)  UNGUARANTEED PERCENTAGE OF SBA LOAN
                     DELINQUENT 24 MONTHS OR
                     UNCOLLECTIBLE                                            0.00
           (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                     0.00
           (vii)  RECALCULATED PRINCIPAL ADJUSTMENT                           0.00
       TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                     227,631.92
                                                                                       1.74832504
       (D)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
            (i)   UNGUARANTEED PERCENTAGE OF PAYMENTS
                     AND OTHER RECOVERIES OF PRINCIPAL                   17,133.58
            (ii)  PRINCIPAL PORTION OF THE UNGUARANTEED
                     INTEREST PURCHASED FOR BREACH OF
                     WARRANTY AND RECEIVED BY THE TRUSTEE                     0.00
            (iii)  SUBSTITUTION  ADJUSTMENTS                                  0.00
            (iv)  UNGUARANTEED PERCENTAGE OF
                     LOSSES THAT WERE LIQUIDATED                              0.00
            (v)  UNGUARANTEED PERCENTAGE OF SBA LOAN
                     DELINQUENT 24 MONTHS OR
                     UNCOLLECTIBLE                                           0.00
            (vi)  AMOUNT RELEASED FROM PRE-FUNDING ACCOUNT                   0.00
            (vii)  RECALCULATED PRINCIPAL ADJUSTMENT                         0.00
        TOTAL CLASS B PRINCIPAL DISTRIBUTION  AMOUNT                                    17,133.58
                                                                                       1.74832449

11.  (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT
              IN CASH AND FROM LIQUIDATION OF
              PERMITTED  INSTRUMENTS                               2,312,532.78

     (B)  TRANSFER FROM SPREAD ACCOUNT TO CERTIFICATE
               ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                      0.00


12.  (A)  AGGREGATE CLASS A CERTIFICATE PRINCIPAL
              BALANCE AFTER DISTRIBUTIONS TO BE MADE
              ON THE REMITTANCE DATE                             129,493,693.04
                                                                   994.57521536
     (B)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL
              BALANCE AFTER DISTRIBUTIONS TO BE MADE
              ON THE REMITTANCE DATE                               9,746,837.12
                                                                   994.57521633
     (C)  POOL PRINCIPAL BALANCE AFTER  DISTRIBUTIONS
               TO BE MADE ON THE REMITTANCE DATE                 123,315,614.37
                                                                   880.82581693

13.  (A)  EXCESS SPREAD                                              273,379.97

     (B)  EXTRA INTEREST                                             395,022.60

     (C)  SPREAD ACCOUNT BALANCE                                   2,312,532.78

     (D)  SPECIFIED SPREAD ACCOUNT REQUIREMENT                     4,316,046.50


14.  (A)  WEIGHTED AVERAGE MATURITY                                     221.945

     (B)  WEIGHTED AVERAGE SBA LOAN INTEREST RATE                        10.575%


15.  (A)  SERVICING FEE FOR THE RELATED DUE PERIOD                   117,229.02

     (B)  PREMIUM PROTECTION FEE FOR THE RELATED
               DUE PERIOD                                            147,053.99

     (C)  AMOUNTS TO BE DEPOSITED TO THE EXPENSE
               ACCOUNT                                                 6,178.02


16.  AMOUNT OF REIMBURSEMENTS PURSUANT TO:
     (A)  SECTION  5.04 (b)                                                0.00

     (B)  SECTION  5.04 (c)                                                0.00

     (C)  SECTION  5.04 (d)(ii)                                        6,636.80

     (D)  SECTION  5.04 (e)                                                0.00

     (E)  SECTION  5.04 (f)                                          141,055.48


17.  (A)  CLASS A REMITTANCE RATE                                         6.250%

     (B)  CLASS B REMITTANCE RATE                                         6.730%

18.  (A)  AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT MORTGAGE
               LOANS PURCHASED DURING THE PRIOR DUE PERIOD                               0.00

     (B)  AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
               SUCH DUE PERIOD                                                  15,924,915.79



19.  OTHER INFORMATION AS REQUESTED

I, Harry Puglisi, Treasurer, represent that The Money Store Investment Corporation complied with section 6.09 of the Pooling and Servicing Agreement dated August 31, 1997 pertaining to Series 1997 - 1 in preparing the accompanying Servicer's Certificate.




THE MONEY STORE INVESTMENT CORPORATION


        By: /s/ Harry Puglisi
        ---------------------
            HARRY PUGLISI
              TREASURER